Finance result, net	6 Months Ended
Jun. 30, 2025
Finance result, net
Finance result, net

13.Finance result, net

For the three months ended June 30, 2025 and 2024, the net finance result amounted to a loss of CHF 1.8 million in each period. The loss in both periods is primarily due to unfavorable foreign currency exchange differences related to movement in the CHF versus foreign currencies, predominantly the US Dollar. These losses are partially offset by the financial income due to interest received on net investments in short-term financial assets.

For the six months ended June 30, 2025 and 2024, the net finance result amounted to CHF 1.5 million and a gain of CHF 0.4 million in net financial gains, respectively. The decrease in 2025 is primarily related to increased unfavorable exchange differences in the current period compared the prior year-to-date balance, driven by movement in the CHF versus foreign currencies, predominantly the US Dollar.